October 31, 2022

BNY MELLON STRATEGIC FUNDS, INC.

- BNY Mellon Active MidCap Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the last paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by members of the Multi-Factor Equity team at Newton Investment Management North America, LLC (NIMNA). The team member who is primarily responsible for managing the fund's portfolio is Peter D. Goslin, CFA. Mr. Goslin has been a primary portfolio manager of the fund since February 2015.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by members of the Multi-Factor Equity team at NIMNA. The team member who is primarily responsible for managing the fund's portfolio is Peter D. Goslin, CFA. Mr. Goslin has been a primary portfolio manager of the fund since February 2015. Mr. Goslin has been employed by NIMNA or a predecessor company of NIMNA since 1999.

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